Exhibit 99.2

The	Supplementary	March 31, 2008
Chubb	Investor
Corporation	Information

This report is for informational purposes only. It should be read in conjunction with documents filed by The Chubb Corporation with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

THE CHUBB CORPORATION
SUPPLEMENTARY INVESTOR INFORMATION
TABLE OF CONTENTS
MARCH 31, 2008

Page
The Chubb Corporation:
Consolidated Balance Sheet Highlights	1
Share Repurchase Activity	2

Summary of Invested Assets:
Corporate	3
Property and Casualty	3

Investment Income After Taxes:
Corporate	4
Property and Casualty	4

Property and Casualty Insurance Group:
Statutory Policyholders’ Surplus	4
Change in Net Unpaid Losses	5
Underwriting Results	6-10

Definitions of Key Terms	11

THE CHUBB CORPORATION
CONSOLIDATED BALANCE SHEET HIGHLIGHTS

	Mar. 31	Dec. 31
	2008	2007
	(in millions)
Invested Assets (at carrying value)
Short Term Investments	$1,892	$1,839
Fixed Maturities
Tax Exempt	18,459	18,559
Taxable	15,612	15,312
Equity Securities	2,008	2,320
Other Invested Assets	2,108	2,051

Total Invested Assets	$40,079	$40,081

Capitalization
Long Term Debt	$3,460	$3,460
Shareholders’ Equity	14,347	14,445

Total Capitalization	$17,807	$17,905

DEBT AS A PERCENTAGE OF TOTAL CAPITALIZATION	19.4%	19.3%

Actual Common Shares Outstanding	365.5	374.6

Book Value Per Common Share	$39.25	$38.56

Book Value Per Common Share, with Available-for-Sale Fixed Maturities at Amortized Cost	$38.47	$37.87

THE CHUBB CORPORATION
SHARE REPURCHASE ACTIVITY
(dollars in millions, except per share amounts)

	Three Months	From
	Ended	December 2005
	March 31, 2008	to March 31, 2008
Cost of Shares Repurchased	$582	$4,158

Average Cost Per Share	$51.37	$51.20

Shares Repurchased	11,319,984	81,207,314
In December 2005, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. No shares remain under the 2005 share repurchase authorization.
In December 2006, the Board of Directors authorized the repurchase of up to 20,000,000 shares of the Corporation’s common stock. In March 2007, the Board of Directors authorized an increase of 20,000,000 shares to the authorization approved in December 2006. No shares remain under the 2006 share repurchase authorization.
In December 2007, the Board of Directors authorized the repurchase of up to 28,000,000 shares of the Corporation’s common stock. The authorization has no expiration date. As of March 31, 2008, 14,792,686 shares remained under the share repurchase authorization.

THE CHUBB CORPORATION
SUMMARY OF INVESTED ASSETS
CORPORATE

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2008	2007	2008	2007
		(in millions)
Short Term Investments	$658	$934	$658	$934

Taxable Fixed Maturities	1,033	1,050	1,038	1,045

Equity Securities	289	289	380	478

TOTAL	$1,980	$2,273	$2,076	$2,457

PROPERTY AND CASUALTY

	Cost or		Carrying
	Amortized Cost		Value (a)
	Mar. 31	Dec. 31	Mar. 31	Dec. 31
	2008	2007	2008	2007
		(in millions)
Short Term Investments	$1,234	$905	$1,234	$905

Fixed Maturities

Tax Exempt	18,180	18,208	18,459	18,559

Taxable	14,415	14,216	14,574	14,267

Equity Securities	1,580	1,618	1,628	1,842

Other Invested Assets	2,108	2,051	2,108	2,051

TOTAL	$37,517	$36,998	$38,003	$37,624

(a)	Short term investments are carried at amortized cost, which approximates fair value. Fixed maturities and equity securities are carried at fair value. Other invested assets, which include private equity limited partnerships, are carried at Chubb’s equity in the net assets of the partnerships.

THE CHUBB CORPORATION
INVESTMENT INCOME AFTER TAXES

	THREE MONTHS ENDED
	MARCH 31
	2008	2007
	(in millions)
CORPORATE INVESTMENT INCOME	$13	$14

PROPERTY AND CASUALTY INVESTMENT INCOME
Tax Exempt Interest	$185	$178
Taxable Interest	127	118
Other	20	16
Investment Expenses	(5)	(7)

TOTAL	$327	$305

Effective Tax Rate	20.2%	19.9%
After-Tax Annualized Yield	3.50%	3.45%
After-tax annualized yield is based on the average invested assets for the periods presented with fixed maturities at amortized cost and equity securities at fair value.
STATUTORY POLICYHOLDERS’ SURPLUS

	Mar. 31	Dec. 31	Mar. 31
	2008	2007	2007
	(in millions)
Estimated Statutory Policyholders’ Surplus	$13,300	$12,998	$11,950

Rolling Year Statutory Net Premiums Written	$11,910	$11,829	$11,899

Ratio of Statutory Net Premiums Written to Policyholders’ Surplus	0.90:1	0.91:1	1.00:1
Statutory Policyholders’ Surplus and Net Premiums Written include all domestic and foreign property and casualty subsidiaries.

THE CHUBB CORPORATION
PROPERTY AND CASUALTY
CHANGE IN NET UNPAID LOSSES
THREE MONTHS ENDED MARCH 31, 2008

	Net Unpaid Losses				All Other
				IBNR	Unpaid Losses
			Increase	Increase	Increase
	3/31/08	12/31/07	(Decrease)	(Decrease)	(Decrease)
	(in millions)
Personal Insurance

Automobile	$407	$411	$(4)	$—	$(4)

Homeowners	717	705	12	1	11

Other	780	748	32	22	10

Total Personal	1,904	1,864	40	23	17

Commercial Insurance

Multiple Peril	1,616	1,619	(3)	28	(31)

Casualty	5,692	5,540	152	145	7

Workers’ Compensation	1,939	1,910	29	21	8

Property and Marine	702	677	25	17	8

Total Commercial	9,949	9,746	203	211	(8)

Specialty Insurance

Professional Liability	7,605	7,526	79	154	(75)

Surety	60	71	(11)	—	(11)

Total Specialty	7,665	7,597	68	154	(86)

Total Insurance	19,518	19,207	311	388	(77)

Reinsurance Assumed	1,078	1,109	(31)	(19)	(12)

Total	$20,596	$20,316	$280	$369	$(89)

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Personal				Other		Total
	Automobile		Homeowners		Personal		Personal
	2008	2007	2008	2007	2008	2007	2008	2007
Net Premiums Written	$142	$147	$539	$520	$196	$173	$877	$840
Increase (Decrease) in Unearned Premiums	(14)	(18)	(70)	(55)	21	19	(63)	(54)

Net Premiums Earned	156	165	609	575	175	154	940	894

Net Losses Paid	102	110	268	243	77	80	447	433
Increase (Decrease) in Outstanding Losses	(4)	(2)	12	(23)	32	17	40	(8)

Net Losses Incurred	98	108	280	220	109	97	487	425

Expenses Incurred	43	44	184	171	62	52	289	267

Dividends Incurred	—	—	—	—	—	—	—	—

Statutory Underwriting Income	$15	$13	$145	$184	$4	$5	$164	$202

Ratios After Dividends to Policyholders:

Loss	62.8%	65.5%	46.0%	38.2%	62.3%	63.0%	51.8%	47.5%
Expense	30.3	29.9	34.1	32.9	31.6	30.1	33.0	31.8

Combined	93.1%	95.4%	80.1%	71.1%	93.9%	93.1%	84.8%	79.3%

Premiums Written as a % of Total	4.8%	5.1%	18.4%	18.1%	6.7%	6.0%	29.9%	29.2%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(MILLIONS OF DOLLARS)

					Commercial		Commercial
	Commercial		Commercial		Workers’		Property		Total
	Multiple Peril		Casualty		Compensation		and Marine		Commercial
	2008	2007	2008	2007	2008	2007	2008	2007	2008	2007
Net Premiums Written	$295	$307	$460	$441	$248	$257	$337	$301	$1,340	$1,306
Increase (Decrease) in Unearned Premiums	(23)	(13)	25	12	31	29	41	1	74	29

Net Premiums Earned	318	320	435	429	217	228	296	300	1,266	1,277

Net Losses Paid	138	160	128	230	98	86	147	145	511	621
Increase (Decrease) in Outstanding Losses	(3)	(5)	152	55	29	41	25	24	203	115

Net Losses Incurred	135	155	280	285	127	127	172	169	714	736

Expenses Incurred	106	107	129	123	53	52	118	111	406	393

Dividends Incurred	—	—	—	—	8	4	—	—	8	4

Statutory Underwriting Income	$77	$58	$26	$21	$29	$45	$6	$20	$138	$144

Ratios After Dividends to Policyholders:

Loss	42.5%	48.4%	64.4%	66.4%	60.8%	56.7%	58.1%	56.3%	56.7%	57.8%
Expense	35.9	34.9	28.0	27.9	22.1	20.6	35.0	36.9	30.5	30.2

Combined	78.4%	83.3%	92.4%	94.3%	82.9%	77.3%	93.1%	93.2%	87.2%	88.0%

Premiums Written as a % of Total	10.0%	10.7%	15.7%	15.4%	8.4%	9.0%	11.5%	10.5%	45.6%	45.6%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Professional				Total
	Liability		Surety		Specialty
	2008	2007	2008	2007	2008	2007
Net Premiums Written	$604	$597	$99	$84	$703	$681
Increase (Decrease) in Unearned Premiums	(64)	(66)	17	6	(47)	(60)

Net Premiums Earned	668	663	82	78	750	741

Net Losses Paid	302	354	12	1	314	355
Increase (Decrease) in Outstanding Losses	79	63	(11)	—	68	63

Net Losses Incurred	381	417	1	1	382	418

Expenses Incurred	161	156	29	25	190	181

Dividends Incurred	—	—	1	1	1	1

Statutory Underwriting Income	$126	$90	$51	$51	$177	$141

Ratios After Dividends to Policyholders:

Loss	57.0%	62.9%	1.2%	1.3%	51.0%	56.5%
Expense	26.7	26.1	29.6	30.1	27.1	26.6

Combined	83.7%	89.0%	30.8%	31.4%	78.1%	83.1%

Premiums Written as a % of Total	20.6%	20.9%	3.4%	2.9%	24.0%	23.8%

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(MILLIONS OF DOLLARS)

	Total		Reinsurance		Worldwide
	Insurance		Assumed		Total
	2008	2007	2008	2007	2008	2007
Net Premiums Written	$2,920	$2,827	$16	$40	$2,936	$2,867
Increase (Decrease) in Unearned Premiums	(36)	(85)	(4)	(33)	(40)	(118)

Net Premiums Earned	2,956	2,912	20	73	2,976	2,985

Net Losses Paid	1,272	1,409	32	51	1,304	1,460
Increase (Decrease) in Outstanding Losses	311	170	(31)	(50)	280	120

Net Losses Incurred	1,583	1,579	1	1	1,584	1,580

Expenses Incurred	885	841	9	29	894	870

Dividends Incurred	9	5	—	—	9	5

Statutory Underwriting Income	$479	$487	$10	$43	489	530

Increase (Decrease) in Deferred Acquisition Costs					13	(3)

GAAP Underwriting Income					$502	$527

Ratios After Dividends to Policyholders:

Loss	53.7%	54.3%	* %	* %	53.4%	53.0%
Expense	30.4	29.8	*	*	30.5	30.4

Combined	84.1%	84.1%	* %	* %	83.9%	83.4%

Premiums Written as a % of Total	99.5%	98.6%	0.5%	1.4%	100.0%	100.0%

*	Combined, loss and expense ratios are no longer presented for Reinsurance Assumed since this business is in run-off.

THE CHUBB CORPORATION — WORLDWIDE
PROPERTY AND CASUALTY UNDERWRITING RESULTS
FOR THE THREE MONTHS ENDED MARCH 31, 2008 AND 2007
(MILLIONS OF DOLLARS)

			Outside
			the		Worldwide
	United States		United States		Total
	2008	2007	2008	2007	2008	2007
Net Premiums Written	$2,135	$2,166	$801	$701	$2,936	$2,867
Increase (Decrease) in Unearned Premiums	(132)	(183)	92	65	(40)	(118)

Net Premiums Earned	2,267	2,349	709	636	2,976	2,985

Net Losses Paid	1,140	1,167	164	293	1,304	1,460
Increase (Decrease) in Outstanding Losses	110	113	170	7	280	120

Net Losses Incurred	1,250	1,280	334	300	1,584	1,580

Expenses Incurred	614	623	280	247	894	870

Dividends Incurred	9	5	—	—	9	5

Statutory Underwriting Income	$394	$441	$95	$89	489	530

Increase (Decrease) in Deferred Acquisition Costs					13	(3)

GAAP Underwriting Income					$502	$527

Ratios After Dividends to Policyholders:

Loss	55.4%	54.6%	47.1%	47.2%	53.4%	53.0%
Expense	28.9	28.8	35.0	35.2	30.5	30.4

Combined	84.3%	83.4%	82.1%	82.4%	83.9%	83.4%

Premiums Written as a % of Total	72.7%	75.5%	27.3%	24.5%	100.0%	100.0%

THE CHUBB CORPORATION
Definitions of Key Terms
Underwriting Income (Loss)
Management evaluates underwriting results separately from investment results. The underwriting operations consist of four separate business units: personal insurance, commercial insurance, specialty insurance and reinsurance assumed. Performance of the business units is measured based on statutory underwriting results. Statutory accounting principles applicable to property and casualty insurance companies differ in certain respects from generally accepted accounting principles (GAAP). Under statutory accounting principles, policy acquisition and other underwriting expenses are recognized immediately, not at the time premiums are earned. Statutory underwriting income (loss) is arrived at by reducing premiums earned by losses and loss expenses incurred and statutory underwriting expenses incurred.
Management uses underwriting results determined in accordance with GAAP, among other measures, to assess the overall performance of the underwriting operations. To convert statutory underwriting results to a GAAP basis, policy acquisition expenses are deferred and amortized over the period in which the related premiums are earned. Underwriting income (loss) determined in accordance with GAAP is defined as premiums earned less losses and loss expenses incurred and GAAP underwriting expenses incurred.
Property and Casualty Investment Income After Income Tax
Management uses property and casualty investment income after income tax, a non-GAAP financial measure, to evaluate its investment performance because it reflects the impact of any change in the proportion of the investment portfolio invested in tax exempt securities and is therefore more meaningful for analysis purposes than investment income before income taxes.
Book Value per Common Share with Available-for-Sale Fixed Maturities at Amortized Cost
Book value per common share represents the portion of consolidated shareholders’ equity attributable to one share of common stock outstanding as of the balance sheet date. Consolidated shareholders’ equity includes, as part of accumulated other comprehensive income, the after-tax appreciation or depreciation on the Corporation’s available-for-sale fixed maturities, which are carried at fair value. The appreciation or depreciation on available-for-sale fixed maturities is subject to fluctuation due to changes in interest rates and therefore could distort the analysis of trends. Management believes that book value per common share with available-for-sale fixed maturities at amortized cost, a non-GAAP financial measure, is an important measure of the underlying equity attributable to one share of common stock.
Combined Ratio or Combined Loss and Expense Ratio
The combined loss and expense ratio, expressed as a percentage, is the key measure of underwriting profitability. Management uses the combined loss and expense ratio calculated in accordance with statutory accounting principles applicable to property and casualty insurance companies to evaluate the performance of the underwriting operations. It is the sum of the ratio of losses and loss expenses to premiums earned (loss ratio) plus the ratio of statutory underwriting expenses to premiums written (expense ratio) after reducing both premium amounts by dividends to policyholders.